UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2007

Centene Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-33395

Delaware	42-1406317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7711 Carondelet Avenue, St. Louis, MO 63105
(Address of principal executive offices, including zip code)

314-725-4477
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)   Our board of directors elected Pamela A. Joseph to serve on our board of directors, effective September 24, 2007.  Ms. Joseph was elected as a Class III director with a term expiring in 2010.   In connection with her election, Ms. Joseph received 10,000 market price options to purchase Centene stock, vesting equally over three years, and 3,554 shares of restricted stock, vesting in full on April 24, 2008.   Ms. Joseph will participate in the Company's standard director compensation program as described in the Company's 2007 Proxy Statement filed with the SEC on form DEF 14A on March 12, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centene Corporation

Date: September 28, 2007	By:	/s/ J. Per Brodin
J. Per Brodin
Senior Vice President and Chief Accounting Officer